EXHIBIT 32.2


                    CERTIFICATION  OF  CHIEF  FINANCIAL  OFFICER
           PURSUANT  TO  18  U.S.C.  SECTION  1350,  AS  ADOPTED  PURSUANT  TO
                 SECTION  906  OF  THE  SARBANES-OXLEY  ACT  OF  2002


I, Nancy Gontarek, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Spectrum Sciences & Software Holdings Corp. on Form 10-QSB for the quarterly period ended March 31, 2004 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Spectrum Sciences & Software Holdings Corp.

                                                  Dated:  May  24,  2004


                                                  /s/ Nancy  C.  Gontarek
                                                  ------------------------------
                                                  Name:  Nancy  C.  Gontarek
                                                  Title: Chief Financial Officer